UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2021

Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Amber Park Drive, Suite 125

Alpharetta, GA 30009

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 997-8732

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	STRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

A special meeting (the “Special Meeting”) of the stockholders of Streamline Health Solutions, Inc. (the “Company”) was held on July 29, 2021. At the Special Meeting, the Company’s stockholders voted upon three proposals. The proposals are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 6, 2021. A brief description and the final vote results for each proposal follow. As of the record date for the Special Meeting, there were 42,370,253 shares of common stock outstanding and entitled to vote on each matter presented for vote at the Special Meeting. At the Special Meeting, 33,327,887 shares of common stock, or 78.66% of the outstanding shares of common stock, were represented in person or by proxy.

1.	Ratification of the approval, filing and effectiveness of the Certificate of Amendment to the Company’s Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 24, 2021, and the increase in the total number of authorized shares of common stock from 45,000,000 shares to 65,000,000 shares, which became effective on May 24, 2021 (the “Charter Amendment Ratification”):

For	Against	Abstain	Broker Non-Votes
32,320,199	725,974	281,714	0

As a result, the resolution was approved.

2.	Ratification of the approval and effectiveness of an amendment to the Company’s Third Amended and Restated 2013 Stock Incentive Plan (the “Third Amended 2013 Plan”) increasing the number of authorized shares available for issuance under the Third Amended 2013 Plan, which was filed with the SEC on May 24, 2021 and became effective as of the same date (the “Plan Amendment Ratification” and together with the Charter Amendment Ratification, the “Ratifications”), conditioned upon the approval of the Charter Amended Ratification:

For	Against	Abstain	Broker Non-Votes
27,170,015	777,294	84,538	5,296,040

As a result, the resolution was approved.

3.	Approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of the Ratifications:

For	Against	Abstain	Broker Non-Votes
32,316,186	954,633	57,068	0

As a result, the resolution was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: August 2, 2021	By:	/s/ Thomas J. Gibson
	Name:	Thomas J. Gibson
	Title:	Chief Financial Officer